Exhibit 99.1

SETTLEMENT AGREEMENT

This settlement agreement (this “Agreement”) is made and entered into on the Effective Date, by and among [1] Scio Diamond Technology Corporation (“Scio”), [2] Edward S. Adams, Michael R. Monahan, Gerald McGuire, James Korn, Bruce Likly, Theodorus Strous, and Robert C. Linares, their present and past affiliates, such as Apollo Diamond, Inc., Apollo Diamond Gemstone Corporation, Adams Monahan LLP, Focus Capital Group, Inc. and Oak Ridge Financial Services Group, Inc., family members and spouses (the “Adams Group”), and [3] Thomas P. Hartness, Kristoffer Mack, Paul Rapello, Glen R. Bailey, Marsha C. Bailey, Kenneth L. Smith, Bernard M. McPheely, James Carroll, Robert M. Daisley, Ben Wolkowitz, Craig Brown, Ronnie Kobrovsky, Lewis Smoak, Brian McPheely, Mark P. Sennott, the Sennott Family Charitable Trust, and their affiliates (the “Save Scio Group”).(1)  For the purposes of this Agreement, Scio, members of the Adams Group and members of the Save Scio Group are sometimes referred to in this Agreement individually as a “Party” or, collectively, as the “Parties.”

RECITALS

A.                                    Certain members of the Save Scio Group have been requesting a stockholder meeting and a change to the composition of Scio’s Board of Directors;

B.                                    Certain members of the Save Scio Group filed a Verified Shareholder Derivative Complaint captioned McPheely v. Adams (the “McPheely Complaint”) against certain members of the Adams Group on July 26, 2013, in the Court of Common Pleas of the State of South Carolina, which Defendants removed to the United States District Court for the District of South Carolina, asserting, among others, claims related to alleged breaches of fiduciary duty owed to Scio, and its predecessors, which are further set forth in the McPheely Complaint;

C.                                    Lawsuits alleging similar or related claims as the McPheely Complaint have been filed derivatively on behalf of Loblolly, Inc. and Apollo Diamond, Inc. in various jurisdictions, including, among others, the action captioned Sennott v. Adams in the United States District Court for the District of South Carolina (the “Sennott Complaint”), and the actions captioned Mack v. Adams and Fink v. Adams in the United States District Court for the District of Minnesota (and related cases);

D.                                    The members of the Adams Group dispute the claims set forth in the McPheely or Sennott Complaints, and in the other related lawsuits, and have denied and continue to deny that they have any liability for any such claim asserted in those actions; and

E.                                     The Parties desire to avoid the risk, inconvenience and expense of litigation and a proxy contest, and have therefore agreed to fully and fairly settle any and all disputes and legal claims based on any conduct by the Parties prior to the Effective Date, whether known or

(1)  The term “Save Scio Group” as used herein is not intended to and shall not be construed to add any members to the “Save Scio” group of shareholders as set forth in the group’s Schedule 13-D, as amended, on file with the Securities and Exchange Commission.

unknown, including any claims relating to the subject matter of the McPheely and Sennott Complaints.

NOW, THEREFORE, for and in consideration of the promises, covenants, and undertakings described below, and for other good and sufficient consideration, the Parties agree as follows:

TERMS OF AGREEMENT

1.                                      Effectiveness

This Agreement shall become binding upon execution by all of the Parties (the “Effective Date”), whether in counterpart or a single instrument.

2.                                      Recitals

The Recitals above are incorporated into this Agreement as if set forth fully herein.

3.                                      Board of Directors Action

Effective as of the Effective Date, Scio and the Board of Directors of Scio (“Board”) have taken the following actions, as applicable:

A.                                    the Board has duly adopted the resolutions contained in the consent attached hereto as Exhibit A (the “Consent”)

B.                                    Scio has executed Amendment No. 1 (the “Poison Pill Amendment”) to the Rights Agreement, dated as of April 14, 2014, between the Company and Empire Stock Transfer Inc. (“Empire”) and has delivered a copy to the Save Scio Group;

C.                                    all existing members of the Board of Scio, consisting of Edward S. Adams, Gerald McGuire, James Korn, Robert Linares, Theodorus Strous, and Bruce Likly have tendered their resignations as directors and officers, if applicable, to Scio.

D. Gerald McGuire and James Korn have returned all shares and compensation (other than reasonable fees for Board meetings and, in the case of Mr. McGuire, for consultation services provided as an interim officer of Scio, through the Effective Date) to Scio.

4.                                      Corporate Governance Measures

A.                                    Board

Scio and members of the Adams Group and the Save Scio Group agree, for a continuing period of three (3) years after the Effective Date (the “Standstill Period”), to :

(a) constitute the Board as follows:

(i)                                     Two (2) members will be nominees of the Adams Group, who must be independent under NASDAQ rules and cannot be Edward S. Adams, Michael R. Monahan, or Theodorus Strous.  The initial members so nominated will be Bruce Likly and James Korn.

(ii)                              Four (4) members will be nominees of the Save Scio Group, three of whom must be independent under NASDAQ rules and may include Bernard M. McPheely but cannot be Kristoffer Mack, Paul Rapello, or any other current or former Scio stockholder who has been a party to litigation against any member of the Adams Group.  The initial members so nominated will be Bernard M. McPheely, Ben Wolkowitz, Lewis Smoak and Karl Leaverton.

(iii)                           One (1) member will be the Chief Executive Officer (“CEO”) of Scio ex officio, as elected by a majority of the four Board members nominated by the Save Scio Group pursuant to the foregoing subsection.

(b) vote their equity securities in Scio for the election of the directors nominated pursuant to Section 4(A)(a);

(c) not engage in any efforts to oppose the election of any candidate proposed by any other Party; and

(d) take all actions necessary or appropriate, and recommend that stockholders vote their shares of stock, in accordance with the terms of this Agreement.

B.                                    Special Committee

Scio agrees that the Board will appoint a committee comprised of four (4) members (which cannot include Kristoffer Mack, Paul Rapello or Bernard McPheely or any current or former Scio stockholder who has been party to litigation against any member of Adams Group) to approve any future transactions with the Adams Group or the Save Scio Group members.

C.                                    Annual Meeting

Scio will hold its annual meeting of stockholders as soon as practicable after filing of its Form 10-K for the year ended March 31, 2014.  At such meeting, Scio will nominate, and the members of the Adams Group and the members of the Save Scio Group will vote to elect the nominees as set forth in the Consent or as otherwise specified pursuant to Section 4(A).  During the Standstill Period, no member of the Adams Group or the Save Scio Group will take any action to solicit consents or proxies of Scio stockholders, and no Adams Group or Save Scio Group member will make stockholder proposals, without the prior written approval of the newly constituted Board.  The consent solicitation by members of Save Scio Group will be terminated.

5.                                      Share Transfer by Edward S. Adams and Michael R. Monahan

Upon the effectiveness of the Poison Pill Amendment, Edward S. Adams will transfer one million (1,000,000) Scio shares and Michael R. Monahan will transfer one million (1,000,000) Scio shares for a total of two million (2,000,000) Scio shares as follows: one million (1,000,000) shares will be transferred to Scio for cancellation, and one million (1,000,000) shares will be transferred to the Save Scio Group.

6.                                      No Admissions

The Parties hereto understand and agree that the releases granted herein are absolute and are made to assure the full and complete release and discharge of any liability any Party may have to any other Party, and to prevent the imputation of any liability for any reason whatsoever, and that this Agreement does not state, constitute or imply any admission of liability of any sort; it being further understood that this Agreement is made as a compromise to avoid further litigation and for the specific purpose of terminating all controversies and claims for damages of whatever nature, between or among the Parties, including but not limited to those arising out of or in any way related to any of the facts, allegations or claims made in the litigation or the proxy battle.  Each of the Parties continues to deny any obligation or liability with regard to any claim or demand of any sort whatsoever made against them.  The Parties agree that this Agreement shall not be used by or against any Party in any other proceeding to establish or as evidence of any liability, or absence of liability, on any of the claims asserted in the McPheely or Sennott Complaints; provided, however, that this Agreement may be used in any action or proceeding to enforce or obtain recovery under the terms of this Agreement or to support a defense of res judicata, collateral estoppel, release, good faith settlement, accord and satisfaction, setoff, mootness, or any similar defense or counterclaim.

7.                                      Mutual Release of All Claims

Scio, the members of the Adams Group, on behalf of themselves, as well as on behalf of their agents, spouses, children, beneficiaries, predecessors, successors, attorneys, heirs, assigns, and anyone else claiming through or on behalf of them, if any (the “Adams Group Releasing Parties”), and the members of the Save Scio Group, on behalf of themselves, as well as on behalf of their agents, spouses, children, beneficiaries, predecessors, successors, attorneys, heirs, assigns, trusts, and anyone else claiming through or on behalf of them, if any (the “Save Scio Group Releasing Parties”), hereby fully, irrevocably and unconditionally release, acquit, and discharge the Adams Group Releasing Parties and the Save Scio Group Releasing Parties, respectively, and all other Parties from any and all claims, actions, complaints, causes of action, rights, demands, obligations, accounts, defenses, or liabilities of any kind whatsoever, whether in law or in equity, whether contractual, common law, statutory, federal, state, or otherwise, which Scio or any of the Releasing Parties has or could have, whether now or in the future, known or unknown, against the Parties, including those arising out of or related in any way to the allegations, claims, and defenses that have been or could have been asserted in the McPheely or Sennott Complaints.

For the purpose of implementing a full and complete release and discharge, the Parties expressly acknowledge that the releases provided in this Agreement are intended to include in their effect, without limitation, any and all claims, complaints, charges or suits, including those claims, complaints, charges or suits which they do not know or suspect to exist in their favor at the time of execution hereof, which if known or suspected, could materially affect the Parties’ decision to execute this Agreement.

The Parties acknowledge that they have been advised by their respective legal counsel with respect to, and are familiar with, the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Parties, being aware of said code section, hereby expressly waive any and all rights they may have thereunder, as well as under any other statutes or common law principles of similar effect.  In connection with such waiver, the Parties acknowledge that they are aware that they or their attorneys may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of the Dispute and that it is nevertheless the intention of the Parties to fully, finally, and forever settle and release each other and their respective representatives of the released matters, whether known, unknown or suspected, which now exist or heretofore have existed.  The Parties acknowledge that they understand the significance and consequence of this release and specific waiver of Section 1542, and similar provisions.  The Parties affirm that this waiver of Section 1542, and similar provisions, is not a mere recital.  Rather, it is a specifically bargained-for provision of this Agreement and is material consideration for the release.  The Parties affirm that they are aware that they would not have entered into the Agreement but for the agreement of the Parties to a full waiver of all claims of any type and description, including unknown claims.  The Parties have included this waiver of Section 1542, and similar provisions, in the Agreement in order to procure certainty in their affairs

8.                                      Covenant Not to Sue

Scio, the Adams Group Releasing Parties, and the Save Scio Group Releasing Parties further represent, covenant and agree not to bring any claim, action, suit, or proceeding against the Parties regarding the matters settled and released by this Agreement, including, but not limited to, any claim, action, suit, or proceeding raised or that could have been raised relating to the McPheely or Sennott Complaints.

The Parties also agree not to solicit or encourage further litigation or proceedings against each other based on such claims.  The Save Scio Group further agrees that its members shall not waive any future conflict of interest presented by their counsel’s representation of any party other than members of the Save Scio Group in connection with claims raised or that could have been raised relating to the McPheely or Sennott Complaints.  The Parties also agree not to disparage or take any action which is intended, or would reasonably be expected, to harm any of the other Parties or negatively affect their reputations or which would reasonably be expected to lead to unwanted or unfavorable publicity for Scio or any of the Parties, provided however, that nothing herein shall be construed to preclude a Party from complying with or responding to any inquiry, demand or request from government authorities, investigations, or other official proceedings conducted by state and federal regulatory authorities.  The Parties will jointly prepare or approve a press release from Scio announcing the change in the Board and the other matters specified in this Agreement.

9.                                      Indemnification and Expenses

Scio indemnification provisions will be available to all members of the Board currently serving or appointed by the Adams Group or the Save Scio Group for future claims, if permitted under applicable law.  The Save Scio Group will be reimbursed for expenses in connection with the prior pursuit of claims, the settlement and the consent solicitation solely through the transfer of one million shares to the Save Scio Group pursuant to Section 5.  The members of the Adams Group will not be reimbursed or indemnified by Scio for any expenses in connection with the settlement or prior litigation by any member of the Save Scio Group either in their own capacity or derivatively on behalf of Scio against any member of the Adams Group.  The Parties will not oppose Directors and Officers (“D&O”) insurance coverage under policies of Scio existing prior to or as of the Effective Date to cover any claim or legal defense for the Adams Group.  The Parties agree that Latham & Watkins can continue to defend the members of the Adams Group, and the Parties will not seek to disqualify Latham & Watkins as counsel for the Adams Group.  Members of the Save Scio Group will cooperate with Scio and assist the members of the Adams Group with respect to the SEC’s investigation (C-08091) or any claim relating to Scio and/or the members of the Adams Group, and will not take any action that would impede the defense and/or resolution of any such claims.

10.                               Investigation

Each of the Parties has made such investigation of the facts pertaining to this Agreement, as it deems necessary.  The Parties hereto understand that if any fact with respect to any matter covered by this Agreement is found hereafter to be other than, or different from, the facts now believed by the parties to be true, each party hereto expressly accepts and assumes the risk of such possible difference in facts and agrees that this Agreement shall become and remain effective notwithstanding such different facts.

11.                               Integration Clause

This Agreement contains the entire agreement of the Parties and supersedes any and all prior, written or oral, agreements among them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements or understandings, oral or written, among the Parties, relating to the subject matter of this Agreement that is not fully expressed herein.

12.                               Other and Further Documents

The Parties shall take such actions and shall execute, deliver and file or record any such document as may be reasonable or necessary to effectuate the purposes and contents of this Agreement, including dismissals with prejudice of the McPheely and Sennott Complaints, and documents seeking the approval of the settlement and dismissal of the McPheely and Sennott Complaints on a derivative basis.

13.                               Consultation With Counsel

The Parties represent and warrant that they have presented their counsel with this Agreement, that the Parties have had the opportunity to review this Agreement and that they are executing this Agreement of their own free will after having received advice from counsel regarding execution of this Agreement.

14.                               Choice of Law, Jurisdiction and Venue

This Agreement shall be governed by and construed in accordance with Nevada law.  If any party attempts to institute a legal proceeding to enforce or interpret the terms of this Agreement, or otherwise, such proceeding must be instituted and maintained exclusively in the state District Courts of the State of Nevada, and each party hereto expressly consents to the jurisdiction and venue of such court and waives any objections to such jurisdiction and venue in any action arising out of this Agreement.

15.                               Severability

If any one or more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (i) the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable shall be unaffected if the Parties mutually elect in writing to proceed as if such invalid or unenforceable term(s) had never been included in the Agreement; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the Parties’ intent as manifested herein; and (iv) if the ruling and/or the controlling principle of law or equity leading to the ruling is subsequently overruled, modified, or amended by legislature, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

16.                               No Waiver

The failure of any Party to insist upon compliance with any of the provisions of this Agreement or the waiver thereof, in any instance, shall not be construed as a general waiver or relinquishment by such Party of any other provision of this Agreement.

17.                               Amendment

This Agreement may not be amended except by an instrument in writing, executed by the Parties, and each of them.

18.                               Agreement Obligates, Extends and Inures

The provisions of this Agreement shall be binding upon and inure to the benefit of each of the Parties and each of the Parties’ successors, heirs, devisees, and assigns, if any.

19.                               No Reliance

Each of the Parties represents and warrants that, except for the representations and warranties specifically set forth in this Agreement, in executing this Agreement, it does not rely, and has not relied, on any representation or statement made by any other party to this Agreement, on any representation or statement made anyone acting on behalf of any party to this Agreement, or any representation or statement made by any other person.

20.                               No Assignment or Transfer of Action

Each of the undersigned Parties represents and warrants that it owns the claims released hereby; that no other person or entity has any interest in such claims; that it has not sold, assigned, conveyed or otherwise transferred any such claim, or any other claim or demand against any person released hereby; and, that it has the sole right to settle and release such claims. The undersigned, including counsel, represent and warrant that to the best of their information and belief, they have no knowledge of any claims held by one against the other that are not released hereby and that they have no knowledge of any other party with claims or potential claims against the Parties.

21.                               Each Party to Bear Its Own Attorneys’ Fees and Costs

Except as provided for herein, each of the Parties shall bear its own attorneys’ fees and costs in connection with this Agreement.

22.                               Multiple Counterparts

This Agreement may be executed in multiple counterparts that shall become effective to the same extent as the original only when every party has signed and delivered a signed counterpart.  For purposes of the execution of this Agreement, signature pages transmitted by facsimile or email/.pdf shall be given the same weight and effect as, and treated as, original signatures.

23.                               Authority

The undersigned natural persons executing this Agreement warrant and represent that they are duly authorized to do so and to bind the person or entity for which they sign.

24.                               Construction

Each Party hereto has cooperated in the drafting and preparation of this Agreement.  In any construction to be made of this Agreement, the same shall not be construed against any Party on the ground that said Party drafted this Agreement. The rights and obligations of the Parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada, in effect as of the date hereof.

(signature pages follow)

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the dates written below.

READ CAREFULLY BEFORE SIGNING.

Dated: June 23, 2014	Adams Group

/s/ Edward S. Adams
By: Edward S. Adams

/s/ Michael R. Monahan
By: Michael R. Monahan

/s/ Gerald McGuire
By: Gerald McGuire

/s/ James Korn
By: James Korn

/s/ Bruce Likly
By: Bruce Likly

/s/ Theodorus Strous
By: Theodorus Strous

/s/ Robert C. Linares
By: Robert C. Linares

SCIO DIAMOND TECHNOLOGY CORPORATION

	By:	/s/ Bruce M. Likly
Bruce M. Likly, Co-Chairman

Save Scio Group

/s/ Thomas P. Hartness
By: Thomas P. Hartness

/s/ Kristoffer Mack
By: Kristoffer Mack

/s/ Paul Rapello
By: Paul Rapello

/s/ Glen R. Bailey
By: Glen R. Bailey

Signature Page to Settlement Agreement

/s/ Marsha C. Bailey
By: Marsha C. Bailey

/s/ Kenneth L. Smith
By: Kenneth L. Smith

/s/ Bernard M. McPheely
By: Bernard M. McPheely

/s/ James Carroll
By: James Carroll

/s/ Robert M. Daisley
By: Robert M. Daisley

/s/ Ben Wolkowitz
By: Ben Wolkowitz

/s/ Craig Brown
By: Craig Brown

/s/ Ronnie Kobrovsky
By: Ronnie Kobrovsky

/s/ Lewis Smoak
By: Lewis Smoak

/s/ Brian McPheely
By: Brian McPheely

/s/ Mark P. Sennott
By:	Mark P. Sennott, on behalf of himself individually and the Sennott Family Charitable Trust

Signature Page to Settlement Agreement